SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                              FORM 8-K/A
                           (Amendment No. 1)


                            CURRENT REPORT
                  Pursuant to Section 13 or 15(d) of
                The Securities and Exchange Act of 1934


    Date of Report (Date of earliest event reported): July 22, 2004



                   DIVERSIFIED HISTORIC INVESTORS VI
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        (Exact Name of Registrant as it appears in its charter)


     PENNSYLVANIA            33-19811            23-2492210
     ------------            --------            ----------
(State or other      (Commission file No.)      (IRS Employer
jurisdiction of                               Identification No.)
incorporation or
 organization)




                          1521 LOCUST STREET
                               4TH FLOOR
                  PHILADELPHIA , PENNSYLVANIA  19102
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      (Address of principal executive offices including zip code)

                              (215) 557-9800
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          (Registrant's telephone number including area code)


                                  None
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     (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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Item 4.01 Changes in Registrant's Certifying Accountant
-------------------------------------------------------

On June 27, 2005, Diversified Historic Investors VI (the "Registrant") filed its report on Form 8-K disclosing the resignation of Gross, Kreger & Passio, L.L.C. ("Gross Kreger") as the Registrant's certifying accountant. The Registrant now amends and updates such 8-K by filing Gross Kreger's written response thereto pursuant to Regulation S-K Item 304(a)(3). A copy of Gross Kreger's letter is attached to this Form 8-K/A as Exhibit 16.1 and filed herewith.




Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Report.
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On June 27, 2005, Diversified Historic Investors VI (the "Registrant")
filed its report on Form 8-K disclosing the non-reliance on previously issued financial statements, related audited report and completed interim review at the time the Annual Report on From 10-K, for the periods ended December 31, 2001 and 2002, and the Quarterly Reports on Form 10-Q, for the quarterly periods ended March 31, 2002, June 30, 2002 and September 30, 2002 were filed. As was disclosed on Form 8-K, the reason for non-compliance is due to Gross Kreger's non-election with the Public Company Accounting Oversight Board as required under
Section 102 of the Sarbanes-Oxley Act. The Registrant now amends and updates such 8-K by filing Gross Kreger's written response thereto pursuant to Regulation S-K (CFR 210). A copy of Gross Kreger's letter is attached to this Form 8-K/A as Exhibit 16.1 and filed herewith.




ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBIT.
--------------------------------------------

 (c) Exhibits. The exhibit index filed herewith is incorporated herein by reference.


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                               SIGNATURES
                               ----------


Pursuant of the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: June 24, 2005                 DIVERSIFIED HISTORIC INVESTORS VI
--------------------                 ---------------------------------

                                    By: DOVER HISTORIC ADVISORS VI, its
                                        General Partner

                                    By: EPK, Inc., its Managing Partner

                                   /S/ SPENCER WERTHEIMER
                                   ----------------------
                                   Spencer Wertheimer
                                   President

                             EXHIBIT INDEX
                             -------------


The following exhibit is submitted herewith:

Exhibit Number      Description of Exhibit
--------------      ----------------------

16.1                Letter  from Gross, Kreger & Passio, L.L.C.
                    Certified Public Accountants to the Commission, dated June 30, 2005.

                                                          Exhibit 16.1
                                                          ------------



June 30, 2005



United States Securities and Exchange Commission
Washington, D.C. 20549


     Re: Form 8-K Diversified Historic Investors

To Whom It May Concern:

I am a former partner of Gross Kreger & Passio, L.L.C. Please be advised that this firm is no longer in existence, however, I have reviewed the statement made in Item 4.01 and Item 4.02 of Form 8-K of the above reference entity and I agree with the statements made therein.

                                   Sincerely,
                                   Lingerman & Associates


                              /s/  Michael C. Lingerman, CPA
                              ------------------------------
                                   Michael C. Lingerman
                                   Lingerman & Associates
                                   Certified Public Accountants



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